UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 17, 2010

FRESHWATER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-140595
(Commission File Number)

98-0508360
(IRS Employer Identification No.)

30 Denver Crescent, Suite 200, Toronto, Ontario, Canada  M2J 1G8
(Address of principal executive offices and Zip Code)

(416) 490-0254
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

On August 17, 2010, we entered into a Debt Settlement and Subscription Agreement whereby we agreed to issue 4,100,000 of our common shares in exchange for the settlement of a debt of $41,000 we owed in repayment of a loan.  The debt settlement and subscription agreement is attached as an exhibit to this form.

Item 3.02   Unregistered Sales of Equity Securities

On August 17, 2010, we issued 4,100,000 common shares to one investor pursuant to the Debt Settlement and Subscription Agreement described in Item 1.01 above.  The investor is not a U.S. person and in issuing the convertible promissory note we relied on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”), provided by Regulation S promulgated thereunder.

Item 9.01   Financial Statements and Exhibits.

10.1	Form of Debt Settlement and Subscription Agreement*

 *filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2010	FRESHWATER TECHNOLOGIES, INC.

	By:	/s/ Max Weissengruber
Max Weissengruber
President, CEO and Director